                                                                 Exhibit 99.B.13

Aetna Variable Fund (Marathon)                                       MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 VARMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      976.32   -2.37%   -2.43%
      3        0.0%     1081.06    2.63%    2.57%
      5        0.0%     1371.96    6.53%    6.47%
     10        0.0%     3267.34   12.57%   12.51%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   VARMTH
                  VARMTH.UV
12-99-84           3.286219
12-99-89           7.826182
12-99-91           9.932096
12-99-93          10.997616
12-99-94          10.737184


(Day = 99 means end-of-month.)

Aetna Income Shares (Marathon)                                       MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 AISMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      948.65   -5.14%   -5.19%
      3        0.0%     1086.99    2.82%    2.76%
      5        0.0%     1377.16    6.61%    6.55%
     10        0.0%     2296.69    8.67%    8.61%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AISMTH
                  AISMTH.UV
12-99-84           4.495147
12-99-89           7.496521
12-99-91           9.497741
12-99-93          10.882773
12-99-94          10.323944


(Day = 99 means end-of-month.)

Aetna Encore Fund (Marathon)                                         MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 ENCMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1026.35    2.64%    2.58%
      3        0.0%     1067.55    2.20%    2.14%
      5        0.0%     1198.96    3.70%    3.64%
     10        0.0%     1631.13    5.01%    4.96%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   ENCMTH
                  ENCMTH.UV
12-99-84           6.430484
12-99-89           8.748390
12-99-91           9.825225
12-99-93          10.219646
12-99-94          10.488958


(Day = 99 means end-of-month.)

AIAF (Marathon)                                                      MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 AIAMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      982.39   -1.76%   -1.82%
      3        0.0%     1116.79    3.75%    3.69%
      5        0.0%     1358.32    6.32%    6.26%
From 06-23-89  0.0%     1414.54    6.48%    6.42%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AIAMTH
                  AIAMTH.UV
06-23-89           7.664971 i
12-99-89           7.982223
12-99-91           9.708561
12-99-93          11.036731
12-99-94          10.842404 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Balanced (Marathon)                                            MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGBLMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      943.99   -5.60%   -5.66%
      3        0.0%     1082.96    2.69%    2.63%
      5        0.0%     1174.68    3.27%    3.21%
From 09-05-89  0.0%     1200.40    3.49%    3.43%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGBLMTH
                 ALGBLMTH.UV
09-05-89           8.268394 i
12-99-89           8.449437
12-99-91           9.165009
12-99-93          10.514274
12-99-94           9.925345 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Income and Growth (Marathon)                                   MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGIGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      904.34   -9.57%   -9.62%
      3        0.0%     1053.94    1.77%    1.71%
      5        0.0%     1269.11    4.88%    4.82%
From 11-14-88  0.0%     1354.27    5.07%    5.01%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGIGMTH
                 ALGIGMTH.UV
11-14-88           5.967675 i
12-99-89           6.368130
12-99-91           7.668245
12-99-93           8.936722
12-99-94           8.081864 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Growth (Marathon)                                              MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1000.26    0.03%   -0.03%
      3        0.0%     1338.36   10.20%   10.14%
      5        0.0%     1902.23   13.72%   13.67%
From 01-08-89  0.0%     2328.37   15.19%   15.13%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   ALGGMTH
                 ALGGMTH.UV
01-08-89           4.173216 i
12-99-89           5.108121
12-99-91           7.260203
12-99-93           9.714274
12-99-94           9.716797 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger MidCap (Marathon)                                              MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGMCMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      970.80   -2.92%   -2.98%
From 04-99-93  0.0%     1333.65   18.80%   18.74%
From 04-99-93  0.0%     1333.65   18.80%   18.74%
From 04-99-93  0.0%     1333.65   18.80%   18.74%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGMCMTH
                 ALGMCMTH.UV
04-99-93           7.356424 i
12-99-93          10.106022
12-99-94           9.810919 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Small Cap (Marathon)                                           MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                         Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGSCMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      942.85   -5.72%   -5.77%
      3        0.0%     1075.26    2.45%    2.39%
      5        0.0%     1790.47   12.36%   12.30%
From 09-20-88  0.0%     2795.49   17.79%   17.73%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGSCMTH
                 ALGSCMTH.UV
09-20-88           3.342177 i
12-99-89           5.218194
12-99-91           8.689096
12-99-93           9.909388
12-99-94           9.343028 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Asset Manager (Marathon)                                    MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDAMMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      926.24   -7.38%   -7.43%
      3        0.0%     1219.79    6.85%    6.79%
      5        0.0%     1550.89    9.17%    9.12%
From 09-06-89  0.0%     1556.49    8.68%    8.62%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDAMMTH
                 FIDAMMTH.UV
09-06-89           6.498087 i
12-99-89           6.521551
12-99-91           8.291758
12-99-93          10.919704
12-99-94          10.114227 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Equity-Income (Marathon)                                    MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDEIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1055.67    5.57%    5.51%
      3        0.0%     1419.11   12.38%   12.32%
      5        0.0%     1536.15    8.96%    8.91%
From 10-22-86  0.0%     2094.88    9.45%    9.39%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDEIMTH
                 FIDEIMTH.UV
10-22-86           4.774624 i
12-99-89           6.511267
12-99-91           7.048258
12-99-93           9.474806
12-99-94          10.002271 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Growth (Marathon)                                           MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDEGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      986.01   -1.40%   -1.46%
      3        0.0%     1250.50    7.74%    7.68%
      5        0.0%     1561.62    9.32%    9.27%
From 11-07-86  0.0%     2361.38   11.12%   11.06%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDEGMTH
                 FIDEGMTH.UV
11-07-86           4.414141 i
12-99-89           6.674788
12-99-91           8.335422
12-99-93          10.571333
12-99-94          10.423485 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity High Income (Marathon)                                      MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDHIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      969.86   -3.01%   -3.07%
      3        0.0%     1398.23   11.82%   11.76%
      5        0.0%     1795.19   12.41%   12.36%
From 10-11-85  0.0%     2287.75    9.39%    9.33%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDHIMTH
                 FIDHIMTH.UV
10-11-85           3.929683 i
12-99-89           5.007911
12-99-91           6.429659
12-99-93           9.269555
12-99-94           8.990133 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Index 500 (Marathon)                                        MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FD500MTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      996.26   -0.37%   -0.43%
From 08-27-92  0.0%     1140.41    5.76%    5.71%
From 08-27-92  0.0%     1140.41    5.76%    5.71%
From 08-27-92  0.0%     1140.41    5.76%    5.71%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FD500MTH
                 FD500MTH.UV
08-27-92           7.348010 i
12-99-93           8.411191
12-99-94           8.379747 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Investment Grade Bond (Marathon)                            MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FDIGMTHT
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      948.96   -5.10%   -5.16%
      3        0.0%     1091.84    2.97%    2.91%
      5        0.0%     1311.57    5.57%    5.52%
From 12-05-88  0.0%     1431.83    6.09%    6.03%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FDIGMTHT
                 FDIGMTHT.UV
12-05-88           6.984075 i
12-99-89           7.624440
12-99-91           9.158839
12-99-93          10.537887
12-99-94          10.000000 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Overseas (Marathon)                                         MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDOSMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1003.11    0.31%    0.25%
      3        0.0%     1195.96    6.15%    6.09%
      5        0.0%     1235.06    4.31%    4.25%
From 02-13-87  0.0%     1532.57    5.57%    5.51%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDOSMTH
                 FIDOSMTH.UV
02-13-87           6.722974 i
12-99-89           8.342462
12-99-91           8.615182
12-99-93          10.271516
12-99-94          10.303449 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Corporate Bond (Marathon)                                        MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDCBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 03-01-94  0.0%      954.05   -4.60%   -4.65%
From 03-01-94  0.0%      954.05   -4.60%   -4.65%
From 03-01-94  0.0%      954.05   -4.60%   -4.65%
From 03-01-94  0.0%      954.05   -4.60%   -4.65%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDCBMTH
                 FEDCBMTH.UV
03-01-94          10.286665 i
12-99-94           9.814011 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Equity Growth & Income (Marathon)                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDGIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 02-10-94  0.0%      980.98   -1.90%   -1.96%
From 02-10-94  0.0%      980.98   -1.90%   -1.96%
From 02-10-94  0.0%      980.98   -1.90%   -1.96%
From 02-10-94  0.0%      980.98   -1.90%   -1.96%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDGIMTH
                 FEDGIMTH.UV
02-10-94          10.028900 i
12-99-94           9.838122 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Prime Money (Marathon)                                           MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDPMMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 11-14-94  0.0%     1003.34    0.33%    0.28%
From 11-14-94  0.0%     1003.34    0.33%    0.28%
From 11-14-94  0.0%     1003.34    0.33%    0.28%
From 11-14-94  0.0%     1003.34    0.33%    0.28%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDPMMTH
                 FEDPMMTH.UV
11-14-94          10.000000 i
12-99-94          10.033362 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS U.S. Government Bond (Marathon)                                  MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDGBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 03-28-94  0.0%     1014.72    1.47%    1.41%
From 03-28-94  0.0%     1014.72    1.47%    1.41%
From 03-28-94  0.0%     1014.72    1.47%    1.41%
From 03-28-94  0.0%     1014.72    1.47%    1.41%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDGBMTH
                 FEDGBMTH.UV
03-28-94           9.927313 i
12-99-94          10.073476 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Utlity (Marathon)                                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDUMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 02-10-94  0.0%      949.46   -5.05%   -5.11%
From 02-10-94  0.0%      949.46   -5.05%   -5.11%
From 02-10-94  0.0%      949.46   -5.05%   -5.11%
From 02-10-94  0.0%      949.46   -5.05%   -5.11%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   FEDUMTH
                 FEDUMTH.UV
02-10-94          10.407302 i
12-99-94           9.881346 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Aggressive Growth (Marathon)                             MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JAGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1149.91   14.99%   14.93%
From 09-13-93  0.0%     1352.78   26.20%   26.14%
From 09-13-93  0.0%     1352.78   26.20%   26.14%
From 09-13-93  0.0%     1352.78   26.20%   26.14%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JAGMTH
                  JAGMTH.UV
09-13-93           7.668394 i
12-99-93           9.021260
12-99-94          10.373656 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Balanced (Marathon)                                      MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                JBALMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      994.23   -0.58%   -0.64%
From 09-13-93  0.0%     1061.28    4.69%    4.63%
From 09-13-93  0.0%     1061.28    4.69%    4.63%
From 09-13-93  0.0%     1061.28    4.69%    4.63%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JBALMTH
                 JBALMTH.UV
09-13-93           9.267979 i
12-99-93           9.892989
12-99-94           9.835912 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Flexible Income (Marathon)                               MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JFIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      979.02   -2.10%   -2.16%
From 09-13-93  0.0%      981.79   -1.41%   -1.46%
From 09-13-93  0.0%      981.79   -1.41%   -1.46%
From 09-13-93  0.0%      981.79   -1.41%   -1.46%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JFIMTH
                  JFIMTH.UV
09-13-93          10.066883 i
12-99-93          10.095320
12-99-94           9.883519 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Growth (Marathon)                                        MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1014.54    1.45%    1.40%
From 09-13-93  0.0%     1045.65    3.50%    3.44%
From 09-13-93  0.0%     1045.65    3.50%    3.44%
From 09-13-93  0.0%     1045.65    3.50%    3.44%

                             Accumulation Unit Values
            ------------------------------------------------------------
                    JGMTH
                  JGMTH.UV
09-13-93           9.667554 i
12-99-93           9.964019
12-99-94          10.108882 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Short-Term Bond (Marathon)                               MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                JSTBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      995.13   -0.49%   -0.55%
From 09-13-93  0.0%      993.92   -0.47%   -0.53%
From 09-13-93  0.0%      993.92   -0.47%   -0.53%
From 09-13-93  0.0%      993.92   -0.47%   -0.53%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JSTBMTH
                 JSTBMTH.UV
09-13-93          10.027677 i
12-99-93          10.015473
12-99-94           9.966712 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Worldwide (Marathon)                                     MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JWWMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1001.15    0.12%    0.06%
From 09-13-93  0.0%     1187.37   14.14%   14.08%
From 09-13-93  0.0%     1187.37   14.14%   14.08%
From 09-13-93  0.0%     1187.37   14.14%   14.08%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JWWMTH
                  JWWMTH.UV
09-13-93           8.275945 i
12-99-93           9.815304
12-99-94           9.826635 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Lexington Emerging Markets (Marathon)                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                LEXEMMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 03-99-94  0.0%      986.40   -1.36%   -1.42%
From 03-99-94  0.0%      986.40   -1.36%   -1.42%
From 03-99-94  0.0%      986.40   -1.36%   -1.42%
From 03-99-94  0.0%      986.40   -1.36%   -1.42%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  LEXEMMTH
                 LEXEMMTH.UV
03-99-94           9.929607 i
12-99-94           9.794605 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Lexington Natural Resources (Marathon)                               MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                         Redeemable Value
                      -------------------------------------------------------------------------------------
                                LEXNMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      932.99   -6.70%   -6.76%
      3        0.0%     1034.79    1.15%    1.09%
      5        0.0%      813.03   -4.06%   -4.11%
From 05-31-89  0.0%      929.34   -1.30%   -1.36%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   LEXNMTH
                 LEXNMTH.UV
05-31-89           9.744811 i
12-99-89          11.138797
12-99-91           8.751727
12-99-93           9.706659
12-99-94           9.056214 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

TCI Balanced (Marathon)                                              MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                TCIBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      993.17   -0.68%   -0.74%
      3        0.0%      976.43   -0.79%   -0.85%
From 05-00-91  0.0%     1215.20    5.46%    5.40%
From 05-00-91  0.0%     1215.20    5.46%    5.40%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIBMTH
                 TCIBMTH.UV
05-00-91           8.354158 i
12-99-91          10.397068
12-99-93          10.221738
12-99-94          10.151972 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

TCI Growth (Marathon)                                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                TCIGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      973.70   -2.63%   -2.69%
      3        0.0%     1035.64    1.17%    1.12%
      5        0.0%     1417.76    7.23%    7.17%
From 11-20-87  0.0%     1864.91    9.16%    9.10%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIGMTH
                 TCIGMTH.UV
11-20-87           5.816299 i
12-99-89           7.650708
12-99-91          10.473611
12-99-93          11.139901
12-99-94          10.846873 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

TCI International (Marathon)                                         MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                TCIIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 05-00-94  0.0%      948.96   -5.10%   -5.16%
From 05-00-94  0.0%      948.96   -5.10%   -5.16%
From 05-00-94  0.0%      948.96   -5.10%   -5.16%
From 05-00-94  0.0%      948.96   -5.10%   -5.16%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIIMTH
                 TCIIMTH.UV
05-00-94           9.948573 i
12-99-94           9.440766 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Variable Fund (Marathon)                                       MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 VARMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      922.18   -7.78%   -7.84%
      3        4.0%     1045.38    1.49%    1.43%
      5        2.0%     1354.70    6.26%    6.20%
     10        0.0%     3267.34   12.57%   12.51%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   VARMTH
                  VARMTH.UV
12-99-84           3.286219
12-99-89           7.826182
12-99-91           9.932096
12-99-93          10.997616
12-99-94          10.737184


(Day = 99 means end-of-month.)

Aetna Income Shares (Marathon)                                       MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 AISMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      894.34  -10.57%  -10.62%
      3        4.0%     1051.34    1.68%    1.62%
      5        2.0%     1359.91    6.34%    6.28%
     10        0.0%     2296.69    8.67%    8.61%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AISMTH
                  AISMTH.UV
12-99-84           4.495147
12-99-89           7.496521
12-99-91           9.497741
12-99-93          10.882773
12-99-94          10.323944


(Day = 99 means end-of-month.)

Aetna Encore Fund (Marathon)                                         MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 ENCMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      972.51   -2.75%   -2.81%
      3        4.0%     1031.82    1.05%    0.99%
      5        2.0%     1181.36    3.39%    3.33%
     10        0.0%     1631.13    5.01%    4.96%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   ENCMTH
                  ENCMTH.UV
12-99-84           6.430484
12-99-89           8.748390
12-99-91           9.825225
12-99-93          10.219646
12-99-94          10.488958


(Day = 99 means end-of-month.)

AIAF (Marathon)                                                      MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 AIAMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      928.28   -7.17%   -7.23%
      3        4.0%     1081.26    2.64%    2.58%
      5        2.0%     1341.04    6.04%    5.99%
From 06-23-89  2.0%     1397.37    6.25%    6.19%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AIAMTH
                  AIAMTH.UV
06-23-89           7.664971 i
12-99-89           7.982223
12-99-91           9.708561
12-99-93          11.036731
12-99-94          10.842404 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Balanced (Marathon)                                            MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGBLMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      889.65  -11.04%  -11.09%
      3        4.0%     1047.29    1.55%    1.49%
      5        2.0%     1157.03    2.96%    2.90%
From 09-05-89  2.0%     1182.80    3.21%    3.15%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGBLMTH
                 ALGBLMTH.UV
09-05-89           8.268394 i
12-99-89           8.449437
12-99-91           9.165009
12-99-93          10.514274
12-99-94           9.925345 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Income and Growth (Marathon)                                   MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGIGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      849.77  -15.02%  -15.08%
      3        4.0%     1018.16    0.60%    0.54%
      5        2.0%     1251.65    4.59%    4.53%
From 11-14-88  1.0%     1345.62    4.96%    4.91%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGIGMTH
                 ALGIGMTH.UV
11-14-88           5.967675 i
12-99-89           6.368130
12-99-91           7.668245
12-99-93           8.936722
12-99-94           8.081864 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Growth (Marathon)                                              MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      946.26   -5.37%   -5.43%
      3        4.0%     1303.71    9.24%    9.19%
      5        2.0%     1886.03   13.53%   13.47%
From 01-08-89  2.0%     2313.03   15.06%   15.00%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   ALGGMTH
                 ALGGMTH.UV
01-08-89           4.173216 i
12-99-89           5.108121
12-99-91           7.260203
12-99-93           9.714274
12-99-94           9.716797 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger MidCap (Marathon)                                              MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGMCMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      916.62   -8.34%   -8.40%
From 04-99-93  6.0%     1281.65   16.01%   15.95%
From 04-99-93  6.0%     1281.65   16.01%   15.95%
From 04-99-93  6.0%     1281.65   16.01%   15.95%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGMCMTH
                 ALGMCMTH.UV
04-99-93           7.356424 i
12-99-93          10.106022
12-99-94           9.810919 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Small Cap (Marathon)                                           MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                ALGSCMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      888.51  -11.15%  -11.21%
      3        4.0%     1039.56    1.30%    1.24%
      5        2.0%     1774.05   12.15%   12.09%
From 09-20-88  1.0%     2788.29   17.74%   17.68%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGSCMTH
                 ALGSCMTH.UV
09-20-88           3.342177 i
12-99-89           5.218194
12-99-91           8.689096
12-99-93           9.909388
12-99-94           9.343028 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Asset Manager (Marathon)                                    MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDAMMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      871.80  -12.82%  -12.88%
      3        4.0%     1184.67    5.81%    5.75%
      5        2.0%     1533.99    8.93%    8.88%
From 09-06-89  2.0%     1539.60    8.45%    8.39%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDAMMTH
                 FIDAMMTH.UV
09-06-89           6.498087 i
12-99-89           6.521551
12-99-91           8.291758
12-99-93          10.919704
12-99-94          10.114227 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Equity-Income (Marathon)                                    MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDEIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%     1002.00    0.20%    0.14%
      3        4.0%     1384.79   11.46%   11.40%
      5        2.0%     1519.22    8.72%    8.67%
From 10-22-86  0.0%     2094.88    9.45%    9.39%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDEIMTH
                 FIDEIMTH.UV
10-22-86           4.774624 i
12-99-89           6.511267
12-99-91           7.048258
12-99-93           9.474806
12-99-94          10.002271 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Growth (Marathon)                                           MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDEGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      931.93   -6.81%   -6.87%
      3        4.0%     1215.50    6.72%    6.66%
      5        2.0%     1544.74    9.09%    9.03%
From 11-07-86  0.0%     2361.38   11.12%   11.06%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDEGMTH
                 FIDEGMTH.UV
11-07-86           4.414141 i
12-99-89           6.674788
12-99-91           8.335422
12-99-93          10.571333
12-99-94          10.423485 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity High Income (Marathon)                                      MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDHIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      915.68   -8.43%   -8.49%
      3        4.0%     1363.82   10.90%   10.84%
      5        2.0%     1778.78   12.21%   12.15%
From 10-11-85  0.0%     2287.75    9.39%    9.33%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDHIMTH
                 FIDHIMTH.UV
10-11-85           3.929683 i
12-99-89           5.007911
12-99-91           6.429659
12-99-93           9.269555
12-99-94           8.990133 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Index 500 (Marathon)                                        MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FD500MTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      942.24   -5.78%   -5.83%
From 08-27-92  5.0%     1096.11    3.99%    3.93%
From 08-27-92  5.0%     1096.11    3.99%    3.93%
From 08-27-92  5.0%     1096.11    3.99%    3.93%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FD500MTH
                 FD500MTH.UV
08-27-92           7.348010 i
12-99-93           8.411191
12-99-94           8.379747 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Investment Grade Bond (Marathon)                            MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FDIGMTHT
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      894.65  -10.54%  -10.59%
      3        4.0%     1056.21    1.84%    1.78%
      5        2.0%     1294.19    5.29%    5.24%
From 12-05-88  1.0%     1423.26    5.99%    5.93%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FDIGMTHT
                 FDIGMTHT.UV
12-05-88           6.984075 i
12-99-89           7.624440
12-99-91           9.158839
12-99-93          10.537887
12-99-94          10.000000 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Fidelity Overseas (Marathon)                                         MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FIDOSMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      949.13   -5.09%   -5.15%
      3        4.0%     1160.74    5.09%    5.04%
      5        2.0%     1217.53    4.01%    3.96%
From 02-13-87  0.0%     1532.57    5.57%    5.51%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDOSMTH
                 FIDOSMTH.UV
02-13-87           6.722974 i
12-99-89           8.342462
12-99-91           8.615182
12-99-93          10.271516
12-99-94          10.303449 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Corporate Bond (Marathon)                                        MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDCBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 03-01-94  7.0%      890.73  -10.93%  -10.99%
From 03-01-94  7.0%      890.73  -10.93%  -10.99%
From 03-01-94  7.0%      890.73  -10.93%  -10.99%
From 03-01-94  7.0%      890.73  -10.93%  -10.99%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDCBMTH
                 FEDCBMTH.UV
03-01-94          10.286665 i
12-99-94           9.814011 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Equity Growth & Income (Marathon)                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDGIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 02-10-94  7.0%      917.85   -8.22%   -8.27%
From 02-10-94  7.0%      917.85   -8.22%   -8.27%
From 02-10-94  7.0%      917.85   -8.22%   -8.27%
From 02-10-94  7.0%      917.85   -8.22%   -8.27%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDGIMTH
                 FEDGIMTH.UV
02-10-94          10.028900 i
12-99-94           9.838122 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Prime Money (Marathon)                                           MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDPMMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 11-14-94  7.0%      940.36   -5.96%   -6.02%
From 11-14-94  7.0%      940.36   -5.96%   -6.02%
From 11-14-94  7.0%      940.36   -5.96%   -6.02%
From 11-14-94  7.0%      940.36   -5.96%   -6.02%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDPMMTH
                 FEDPMMTH.UV
11-14-94          10.000000 i
12-99-94          10.033362 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS U.S. Government Bond (Marathon)                                  MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDGBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 03-28-94  7.0%      951.82   -4.82%   -4.88%
From 03-28-94  7.0%      951.82   -4.82%   -4.88%
From 03-28-94  7.0%      951.82   -4.82%   -4.88%
From 03-28-94  7.0%      951.82   -4.82%   -4.88%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FEDGBMTH
                 FEDGBMTH.UV
03-28-94           9.927313 i
12-99-94          10.073476 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

IMS Utlity (Marathon)                                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                FEDUMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 02-10-94  7.0%      886.11  -11.39%  -11.45%
From 02-10-94  7.0%      886.11  -11.39%  -11.45%
From 02-10-94  7.0%      886.11  -11.39%  -11.45%
From 02-10-94  7.0%      886.11  -11.39%  -11.45%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   FEDUMTH
                 FEDUMTH.UV
02-10-94          10.407302 i
12-99-94           9.881346 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Aggressive Growth (Marathon)                             MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JAGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%     1096.81    9.68%    9.62%
From 09-13-93  6.0%     1300.90   22.45%   22.40%
From 09-13-93  6.0%     1300.90   22.45%   22.40%
From 09-13-93  6.0%     1300.90   22.45%   22.40%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JAGMTH
                  JAGMTH.UV
09-13-93           7.668394 i
12-99-93           9.021260
12-99-94          10.373656 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Balanced (Marathon)                                      MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                JBALMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      940.20   -5.98%   -6.04%
From 09-13-93  6.0%     1007.65    0.59%    0.53%
From 09-13-93  6.0%     1007.65    0.59%    0.53%
From 09-13-93  6.0%     1007.65    0.59%    0.53%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JBALMTH
                 JBALMTH.UV
09-13-93           9.267979 i
12-99-93           9.892989
12-99-94           9.835912 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Flexible Income (Marathon)                               MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JFIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      924.89   -7.51%   -7.57%
From 09-13-93  6.0%      927.68   -5.62%   -5.67%
From 09-13-93  6.0%      927.68   -5.62%   -5.67%
From 09-13-93  6.0%      927.68   -5.62%   -5.67%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JFIMTH
                  JFIMTH.UV
09-13-93          10.066883 i
12-99-93          10.095320
12-99-94           9.883519 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Growth (Marathon)                                        MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      960.63   -3.94%   -4.00%
From 09-13-93  6.0%      991.92   -0.62%   -0.68%
From 09-13-93  6.0%      991.92   -0.62%   -0.68%
From 09-13-93  6.0%      991.92   -0.62%   -0.68%

                             Accumulation Unit Values
            ------------------------------------------------------------
                    JGMTH
                  JGMTH.UV
09-13-93           9.667554 i
12-99-93           9.964019
12-99-94          10.108882 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Short-Term Bond (Marathon)                               MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                JSTBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      941.10   -5.89%   -5.95%
From 09-13-93  6.0%      939.88   -4.66%   -4.72%
From 09-13-93  6.0%      939.88   -4.66%   -4.72%
From 09-13-93  6.0%      939.88   -4.66%   -4.72%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JSTBMTH
                 JSTBMTH.UV
09-13-93          10.027677 i
12-99-93          10.015473
12-99-94           9.966712 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Worldwide (Marathon)                                     MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                 JWWMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      947.16   -5.28%   -5.34%
From 09-13-93  6.0%     1134.49   10.20%   10.15%
From 09-13-93  6.0%     1134.49   10.20%   10.15%
From 09-13-93  6.0%     1134.49   10.20%   10.15%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JWWMTH
                  JWWMTH.UV
09-13-93           8.275945 i
12-99-93           9.815304
12-99-94           9.826635 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Lexington Emerging Markets (Marathon)                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                LEXEMMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 03-99-94  7.0%      923.30   -7.67%   -7.73%
From 03-99-94  7.0%      923.30   -7.67%   -7.73%
From 03-99-94  7.0%      923.30   -7.67%   -7.73%
From 03-99-94  7.0%      923.30   -7.67%   -7.73%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  LEXEMMTH
                 LEXEMMTH.UV
03-99-94           9.929607 i
12-99-94           9.794605 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Lexington Natural Resources (Marathon)                               MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                LEXNMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      878.59  -12.14%  -12.20%
      3        4.0%      998.93   -0.04%   -0.09%
      5        2.0%      794.66   -4.49%   -4.55%
From 05-31-89  2.0%      911.20   -1.65%   -1.71%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   LEXNMTH
                 LEXNMTH.UV
05-31-89           9.744811 i
12-99-89          11.138797
12-99-91           8.751727
12-99-93           9.706659
12-99-94           9.056214 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

TCI Balanced (Marathon)                                              MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                TCIBMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      939.13   -6.09%   -6.15%
      3        4.0%      940.34   -2.03%   -2.09%
From 05-00-91  4.0%     1180.06    4.62%    4.56%
From 05-00-91  4.0%     1180.06    4.62%    4.56%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIBMTH
                 TCIBMTH.UV
05-00-91           8.354158 i
12-99-91          10.397068
12-99-93          10.221738
12-99-94          10.151972 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

TCI Growth (Marathon)                                                MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                TCIGMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        6.0%      919.54   -8.05%   -8.10%
      3        4.0%      999.78   -0.01%   -0.07%
      5        2.0%     1400.60    6.97%    6.91%
From 11-20-87  0.0%     1864.91    9.16%    9.10%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIGMTH
                 TCIGMTH.UV
11-20-87           5.816299 i
12-99-89           7.650708
12-99-91          10.473611
12-99-93          11.139901
12-99-94          10.846873 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

TCI International (Marathon)                                         MTHNY.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00

                                                        Redeemable Value
                      -------------------------------------------------------------------------------------
                                TCIIMTH
                        Nom. 30.00 M.F. (0.058%)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
From 05-00-94  7.0%      885.60  -11.44%  -11.50%
From 05-00-94  7.0%      885.60  -11.44%  -11.50%
From 05-00-94  7.0%      885.60  -11.44%  -11.50%
From 05-00-94  7.0%      885.60  -11.44%  -11.50%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIIMTH
                 TCIIMTH.UV
05-00-94           9.948573 i
12-99-94           9.440766 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)